SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[_]     Definitive  Additional Materials
[_]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        AUDITS & SURVEYS WORLDWIDE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]     No fee required

        [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

                1) Title of each class of securities to which transaction applies:

                2) Aggregate number of securities to which transaction applies:

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                4)      Proposed maximum aggregate value of transaction:

                5)      Total fee paid:

        [_]     Fee paid previously with preliminary materials.

        [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)      Amount Previously Paid:

                2)      Form, Schedule or Registration Statement No.:

                3)      Filing Party:

                4)      Date Filed:

                        AUDITS & SURVEYS WORLDWIDE, INC.

                           650 Avenue of the Americas
                            New York, New York 10011


      ===================================================================



                                    NOTICE OF

                                 ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT



      ===================================================================



                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 10, 1998

12

                        AUDITS & SURVEYS WORLDWIDE, INC.
                           650 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10011
                                 (212) 627-9700
                        ---------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 1998
                        ---------------------------------

To the Stockholders of
Audits & Surveys Worldwide, Inc.:

      Notice is Hereby Given that the Annual Meeting of the Stockholders of Audits & Surveys Worldwide, Inc., a Delaware corporation (the "Company"), will be held at The Chase Manhattan Bank, N.A., 11th Floor, 270 Park Avenue (at 48th Street), New York, New York 10017, on Wednesday, June 10, 1998 at 10:00 a.m. local time, for the following purposes:

      1. To elect 11 directors to the Company's Board of Directors to serve until the Company's next Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified;

      2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants to audit the Company's consolidated financial statements for 1998; and

      3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

      The stock transfer books of the Company will not be closed but only stockholders of record at the close of business on April 22, 1998 will be entitled to notice of and to vote at such meeting or any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the offices of Audits & Surveys Worldwide, Inc., 650 Avenue of the Americas, New York, New York 10011.

      WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     By  Order of the Board of Directors

                                               Joel S. Klein
                                                 Secretary

New York, New York
Date:  May 4, 1998

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                        AUDITS & SURVEYS WORLDWIDE, INC.
                           650 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10011
                                 (212) 627-9700

                        ---------------------------------
                                PROXY STATEMENT
                        ---------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS


      This Proxy Statement is furnished to stockholders of Audits & Surveys Worldwide, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at The Chase Manhattan Bank, N.A., 11th Floor, 270 Park Avenue (at 48th Street), New York, New York 10017, on Wednesday, June 10, 1998 at 10:00 a.m. local time, or any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

      The mailing of this Proxy Statement and the enclosed proxy to stockholders will begin on or about May 4, 1998. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 1997 which accompanies this Proxy Statement.

                          INFORMATION CONCERNING PROXY

      The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. You may revoke or change your proxy at any time prior to its use at the meeting by giving the Company a written direction to revoke your proxy, giving the Company a new proxy or attending the meeting and voting in person. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, 650 Avenue of the Americas, New York, New York 10011, attention Joel S. Klein, Secretary.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their reasonable out-of-pocket expenses in so doing.

                             PURPOSES OF THE MEETING

      At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

            (1) the election of 11 directors to the Company's Board of Directors to serve until the Company's next Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified;

            (2) the ratification of the appointment of Deloitte & Touche LLP as independent public accountants to audit the Company's consolidated financial statements for 1998.


      You are requested to mark, sign and date the accompanying proxy and return it promptly in the enclosed pre-addressed envelope. Proxies duly executed and received in time for the Annual Meeting will be voted at the meeting in accordance with the instructions indicated. Where no instructions are indicated, proxies will be voted for the nominees for director set forth herein and to ratify the appointment of Deloitte & Touche LLP. Proxies will also be voted FOR or AGAINST such other business as may properly come before the Annual Meeting in the discretion of the persons named in the proxy.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The Board of Directors has set the close of business on April 22, 1998 as the record date (the "Record Date") for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of April 22, 1998 there were issued and outstanding 13,111,470 shares of Common Stock. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting.

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Under applicable Delaware law, abstentions and broker non-votes will not have the effect of votes in opposition to the election of a director but abstentions will have the effect of votes in opposition to the ratification of auditors. A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting is required with respect to the election of directors. The affirmative votes of the holders of a majority of the shares present and voting at the Annual Meeting is required for the ratification of the appointment of independent auditors.

                         OWNERSHIP OF VOTING SECURITIES

      The following table sets forth, as of April 22, 1998, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers (as such term is hereinafter defined) and (iv) all directors and executive officers of the Company as a group.


                                                 AMOUNT AND NATURE    PERCENT OF
    NAME AND ADDRESS                              OF BENEFICIAL      OUTSTANDING
 OF BENEFICIAL OWNER (1)                           OWNERSHIP (2)        SHARES
 -----------------------                           -------------        ------

Solomon Dutka                                      5,175,751(3)         39.37%
   2600 Netherland Avenue
   Riverdale, New York 10463
Carl Ravitch                                       1,542,046            11.75%
   2602 Woodsview Drive
   Bensalem, Pennsylvania 19020
Marilyn Roshwalb                                     740,364(4)          5.65%
   9 Sycamore Drive
   Great Neck, New York 11024
H. Arthur Bellows, Jr.                               657,236(5)          5.01%
   15 Upper Cross Road
   Greenwich, Connecticut 06831
Joel S. Klein                                        178,537             1.36%
Alan J. Ritter                                        13,927(6)            *
Charles E. Bradley                                     9,636(7)            *
Brian G. Dyson                                         1,667
Matthew Goldstein                                      3,667               *
Robert C. Miller                                       3,333               *
William Newman                                         2,667               *
Joseph T. Plummer                                     30,500               *
Sol Young                                              2,667               *
William A. Zebedee                                     4,240               *
All directors and executive officers as a group
(13 persons)                                       7,625,874            57.62%



*  Less than 1%.

(1)   Pursuant  to the rules of the  Securities  and  Exchange  Commission  (the
      "SEC"), addresses are only given for holders of 5% or more of the outstanding Common Stock of the Company.

(2) Unless otherwise indicated, each person or group has sole voting and investment power with respect to such shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire within 60 days of April 22, 1998. For purposes of computing the percent of outstanding shares held by each person or group named above as of a given date, any shares which such person or group has the right to so acquire are deemed to be outstanding, but are not deemed to be outstanding for purpose of computing the percentage owned by any other person or group. Includes options to purchase the Company's common stock which are currently exercisable as follows: Messrs. Dutka 33,333; Ravitch 13,333; Bellows 13,333; Klein 16,667; Ritter 6,667; Bradley 1,667; Dyson 1,667;
      Goldstein 1,667; Miller 3,333; Newman 1,667; Plummer 25,000; Young 1,667; Zebedee 3,333; all directors and executive officers as a group 123,334.

(3) Includes an aggregate of 281,513 shares of Common Stock held in a trust for the benefit of Dr. Dutka's wife, as to which shares Dr. Dutka disclaims beneficial ownership.

(4) Includes an aggregate of 400,000 shares held by the Irving Roshwalb Trust of which Marilyn Roshwalb is a trustee and sole beneficiary. The information as to these holdings has been derived from a Schedule 13D dated March 31, 1995 filed by Marilyn Roshwalb.

(5) Includes 76,200 shares owned by Mr. Bellows' wife and children, as to which shares Mr. Bellows disclaims beneficial ownership.

(6) Includes 7,260 shares owned by Mr. Ritter's children, as to which shares Mr. Ritter disclaims beneficial ownership.

(7) Includes 2,656 shares owned by Mr. Bradley's wife, as to which shares Mr. Bradley disclaims beneficial ownership.



                              ELECTION OF DIRECTORS

      The proxy will be voted (unless such vote is withheld) in favor of the election of the persons named below, as directors, each to hold office for a term of one year or until the next Annual Meeting, or until another is chosen in his stead. In the event that any of said nominees does not remain a candidate at the time of the Annual Meeting (a situation which the Board of Directors does not now anticipate), the proxy solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substitute nominees.

   NAME, AGE AND OTHER
POSITIONS, IF ANY, WITH THE              PERIOD SERVED AS DIRECTOR AND BUSINESS
      COMPANY                                EXPERIENCE DURING PAST 5 YEARS
      -------                                ------------------------------

Solomon Dutka  74                   Served  as a  director,  Chairman  and Chief
Chairman and Chief Executive        Executive Officer of the Company since March
Officer                             1995. A founder of Audits and Surveys,  Inc.
                                    ("A&S") in 1953, he served A&S in various capacities, including as its Chairman and President, prior to its merger with The
                                    Triangle  Corporation  ("Triangle") in March
                                    1995.


H. Arthur Bellows, Jr.  60          Served as a  director,  President  and Chief
President and Chief Operating       Operating Officer of the Company since March
Officer                             1995.  He served as a director  and Chairman
                                    of  Triangle  from  August  1967  until  its
                                    merger   with  A&S  in  March  1995  and  as
                                    Triangle's President from October 1971 until
                                    March 1995. Also served as a director of United Video Satellite Group, Inc. and Scott
                                    Cable Communications, Inc. until January 25,
                                    1996 and February 12, 1996, respectively.

Carl Ravitch  56                    Served  as a  director  and  Executive  Vice
Executive Vice President            President  of the Company  since March 1995.
                                    He joined A&S in 1967 and served as its Executive Vice President - Chief Marketing
                                    Officer from 1992 until the merger with Triangle in March 1995.

Charles E. Bradley  68              Served  as  director  of the  Company  since
                                    March   1995.   He  served  as  director  of
                                    Triangle from 1967 to March 1995.  President
                                    of  Stanwich   Partners,   Inc.  (a  private
                                    investment  banking firm).  Also serves as a
                                    director   of  General   Housewares   Corp.,
                                    Zydeco, Consumer Portfolio Services, Reunion
                                    Industries  Inc.,  De  Vlieg-Bullard,  Inc.,
                                    Texon   Energy   Corp.,   NAB  Asset  Corp.,
                                    Sanitas, Inc. and Chatwins Group, Inc.

Brian G. Dyson  62                  Served as a director  of the  Company  since
                                    May 1995. President of Chatham International
                                    Corp.   since   December   1993  and  Senior
                                    Consultant  to The  Coca-Cola  Company  from
                                    January 1992 to October 1993. Prior to 1992,
                                    Mr. Dyson was President and CEO of Coca-Cola
                                    Enterprises, Inc. and held various other executive level positions with The Coca-Cola
                                    Company.

   NAME, AGE AND OTHER
POSITIONS, IF ANY, WITH THE              PERIOD SERVED AS DIRECTOR AND BUSINESS
      COMPANY                                EXPERIENCE DURING PAST 5 YEARS
      -------                                ------------------------------

Matthew Goldstein 56                Served as a director  of the  Company  since
                                    March 1995.  President  of Bernard M. Baruch
                                    College   since   1991.    Prior   to   such
                                    appointment,  Mr. Goldstein served as Acting
                                    Vice Chancellor for Academic Affairs for the
                                    City University of New York and President of
                                    The City of New York's Research  Foundation.
                                    Also  serves as a  director  of  Health-Chem
                                    Corporation.

Robert C. Miller  32                Served as a director  of the  Company  since
                                    March 1995.  Vice  President and Director of
                                    the  investment  banking  firm  of  Allen  &
                                    Company Incorporated and has been associated
                                    with the firm since  1986.  Also serves as a
                                    director  of   Envirogen,   Inc.  (a  public
                                    environmental  company), and Applied Imaging
                                    Corp. (a public medical technology company),
                                    as   well   as   a   director   of   several
                                    privately-held  companies  in which  Allen &
                                    Company Incorporated has an investment.

William Newman  71                  Served as a director  of the  Company  since
                                    March  1995.  Chief  Executive  Officer  and
                                    Chairman  of New  Plan  Realty  Trust (a New
                                    York  Stock  Exchange   listed  real  estate
                                    investment trust) since 1972.

Joseph T. Plummer  57               Served as a director  of the  Company  since
                                    March  1997.  Executive  Vice  President  of
                                    McCann-Erickson  Worldwide  since July 1997.
                                    Served as Vice  Chairman of the Company from
                                    August 1996 to June 1997. From March 1989 to
                                    August  1996  he was  with  the  advertising
                                    agency  of  DMB&B,   serving   as  its  Vice
                                    Chairman and Worldwide Planning Director.

Sol Young  75                       Served as a director  of the  Company  since
                                    March   1995.   President   of  ZY   Hampton
                                    Corporation  (a  real  estate   corporation)
                                    since 1986.

William A. Zebedee  61              Served as a director  of the  Company  since
                                    March 1995. He served as a director of Triangle from 1986 to March 1995. President of MICA Metals, Inc. (aluminum sales and recycling) since 1988.

      The Board of Directors unanimously recommends a vote FOR each of the foregoing nominees for director. Your proxy will be so voted unless you specify otherwise.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the year ended December 31, 1997, the Board of Directors held four meetings. During 1997, each director attended at least 75% of the total number of meetings of the Board of Directors and each Committee on which he served, except Mr. Dyson.

      The Board of Directors has established certain Committees to assist it in the discharge of its responsibilities. The following table identifies the current members of the committees.

                                                  COMPENSATION AND
                        EXECUTIVE       AUDIT       STOCK OPTION      NOMINATING
                        COMMITTEE     COMMITTEE       COMMITTEE        COMMITTEE
                        ---------     ---------       ---------        ---------

Solomon Dutka               X                                              X
H. Arthur Bellows, Jr.      X                                              X
Carl Ravitch                X
Charles E. Bradley                        X               X

                                                  COMPENSATION AND
                        EXECUTIVE       AUDIT       STOCK OPTION      NOMINATING
                        COMMITTEE     COMMITTEE       COMMITTEE        COMMITTEE
                        ---------     ---------       ---------        ---------

Brian G. Dyson                                            X                X
Matthew Goldstein                         X               X                X
Robert C. Miller                          X
William Newman                            X               X                X
Sol Young                                 X               X                X
William A. Zebedee                        X


      The Executive Committee exercises the power of the Board of Directors during intervals between Board meetings and acts as an advisory body to the Board of Directors by reviewing various matters prior to their submission to the Board. The Executive Committee did not hold any formal meetings during 1997, however, its members met informally from time to time.

      The Audit Committee recommends engagement of the independent auditors, reviews the arrangement and scope of the audit and reviews internal accounting procedures and controls with the independent auditors and the Company's financial and accounting staff. The Audit Committee held one meeting during 1997; in addition, its members met informally from time to time.

      The Compensation and Stock Option Committee (the "Compensation Committee") reviews and makes recommendations regarding salaries, compensation and benefits to be paid to officers and key employees of the Company as well as reviewing and making recommendations regarding the benefit programs of the Company as a whole. In addition, this Committee reviews and makes recommendations regarding stock options to be granted to employees, directors and consultants. The Compensation Committee held one meeting during 1997; in addition, its members met informally from time to time.

      The Nominating Committee considers and nominates persons for election to the Board. The Nominating Committee did not hold any formal meetings during 1997, however, its members met informally from time to time.

SECTION 16(a) REPORTING
-----------------------

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the SEC and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended December 31,1997 were timely made, except that Messrs. Sol Young and William A. Zebedee each failed to timely file an Annual Statement of Beneficial Ownership of Securities on Form 5 with regard to one transaction, a stock option grant. Such late reports have been filed.

                             EXECUTIVE COMPENSATION

      The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries during the last three fiscal years.

                                            SUMMARY COMPENSATION TABLE (1)
                                                                                       LONG-TERM
                                                      ANNUAL COMPENSATION             COMPENSATION
                                              -----------------------------------     ------------
                                                                            OTHER      NUMBER OF
                                                                            ANNUAL     SECURITIES    ALL OTHER
                                                                         COMPENSATION  UNDERLYING   COMPENSATION
  NAME AND PRINCIPAL POSITION                 YEAR    SALARY     BONUS        (2)       OPTIONS    (3)(4)(5)(6)
  ---------------------------                 ----    ------     -----        ---       -------    ------------
Solomon Dutka                                 1997   $386,346       --         --         --         $ 10,535
      Chairman of the Board of Directors      1996   $350,000   $150,000       --       50,000       $  3,391
      and Chief Executive Officer(7)          1995   $350,000       --         --         --         $  2,861

H. Arthur Bellows, Jr                         1997   $336,646       --         --       50,000       $ 23,204
      President -- Chief Operating            1996   $300,000   $120,000       --       20,000       $  3,254
        Officer(8)                            1995   $301,250       --     $ 45,187       --         $545,000

Carl Ravitch                                  1997   $286,346       --         --         --         $  4,426
      Executive Vice President - Marketing    1996   $250,000   $100,000       --       20,000       $  3,358
                                              1995   $250,000       --         --         --         $  2,834

Joel S. Klein                                 1997   $225,000       --         --       50,000       $  4,426
      Executive Vice President - Operations   1996   $203,846   $ 75,000       --       25,000       $  3,373
      and Secretary                           1995   $125,000       --         --         --         $  2,845

Alan J. Ritter                                1997   $151,539       --         --        5,000       $  4,285
      Senior Vice President, Treasurer and    1996   $120,000   $ 40,000       --       10,000       $  3,253
      Chief Financial Officer(9)              1995   $111,333       --     $  4,711       --             --

(1) Includes, as appropriate, compensation paid to the Named Executive Officers by the Company (since March 24, 1995) and A&S and Triangle (from January 1, 1995 to March 23, 1995). In 1995, 1996 and 1997 none of the Named Executive Officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of his salary and bonus for that year, as reported in this table.

(2) The amounts shown include premiums for whole life insurance and medical reimbursement insurance paid by Triangle for 1995 on behalf of Messrs. Bellows and Ritter.

(3) Includes contributions to the Named Executive Officer's account under a 401(k) plan as follows: Dr. Dutka-$2,400 (1997), $750 (1996) and $1,278
      (1995);  Mr.  Bellows-$2,400  (1997) and $750 (1996);  Mr.  Ravitch-$2,400
      (1997),  $750 (1996) and $1,271  (1995);  Mr.  Klein-$2,400  (1997),  $750
      (1996) and $1,274 (1995); Mr. Ritter-$2,273 (1997) and $750 (1996).

(4) Includes personal transportation in 1997 for Dr. Dutka of $6,109 and Mr. Bellows of $18,792.

(5) Includes annual cash remuneration given to all employees in varying amounts under a year-end holiday point system as follows: Dr. Dutka-$2,026
      (1997),  $2,641 (1996) and $1,583 (1995);  Mr.  Bellows-$2,012  (1997) and
      $2,504 (1996); Mr. Ravitch-$2,026 (1997), $2,608 (1996) and $1,563 (1995);
      Mr.   Klein-$2,026   (1997),   $2,623  (1996)  and  $1,571   (1995);   Mr.
      Ritter-$2,012 (1997) and $2,503 (1996).

(6) In 1995 Mr. Bellows received a payment of $545,000 from Triangle in connection with the termination of his employment agreement which gave him the right to receive both a lump sump payment of $915,000 and certain insurance coverage estimated to aggregate an additional $75,000 in payments.

(7)   Dr. Dutka served as President of A&S through March 23, 1995.

(8) Mr. Bellows served as Chairman of the Board, President and Chief Executive Officer of Triangle through March 23, 1995.

(9) Mr. Ritter has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company since August 1996 and as Chief Accounting Officer from September 1995. He served as Vice President-Finance of Triangle through March 1995.

STOCK OPTIONS

The following table sets forth information as to all grants of options to the Named Excecutive Officers during 1997.

                                          OPTION GRANTS IN 1997(1)
                                             INDIVIDUAL GRANTS
                          --------------------------------------------------------      POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                          NUMBER OF          % OF                                         ANNUAL RATES OF
                         SECURITIES      TOTAL OPTIONS                                STOCK PRICE APPRECIATION
                         UNDERLYING       GRANTED TO                                     FOR OPTION TERM(2)
                           OPTIONS         EMPLOYEES        EXERCISE      EXPIRATION  ------------------------
   NAME                   GRANTED(3)        IN 1997          PRICE           DATE        AT 5%     AT 10%
   ----                   ----------        -------          -----           ----        -----     ------
Solomon Dutka                --               --                --            --           --         --
H. Arthur Bellows, Jr      50,000          14.90%           $ 2.75        11/19/2007   $ 86,500   $219,000
Carl Ravitch                 --               --                --            --           --         --
Joel S. Klein              50,000          14.90%           $ 2.75        11/19/2007   $ 86,500   $219,000
Alan J. Ritter              5,000           1.49%           $ 2.75        11/19/2007   $  8,650   $ 21,900

---------------------
(1)   The Company did not grant any stock appreciation rights during 1997.

(2) The dollar amounts set forth under these columns are the result of calculations at the 5% and 10% rates established by the SEC and are not intended to forecast future appreciation of the Company's stock price. The Company did not use an alternative formula for a grant date valuation as it is unaware of any formula which would determine with reasonable accuracy a present value based upon future unknown factors. In order to realize the potential values set forth under the columns headed "At 5%" and "At 10%", the price per share of the Company's Common Stock at the end of the ten year option term would be $4.48 and $7.13, respectively.

(3) The option was awarded at the fair market value of the Company's Common Stock at November 20, 1997, the date of the award, and becomes exercisable in cumulative annual installments of 33 1/3% per year on each of the first three anniversaries of the grant date. The option is exercisable over a ten year period.

      The following table sets forth information with respect to the exercise of stock options by the Named Executive Officers during 1997 and unexercised options held by them on December 31, 1997.

                       AGGREGATED OPTION EXERCISES IN 1997
                     AND DECEMBER 31, 1997 OPTION VALUES (1)

                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                                  OPTIONS AT DECEMBER 31, 1997       AT DECEMBER 31, 1997(2)
                                                  ----------------------------     --------------------------
                            SHARES
                           ACQUIRED     VALUE
                          ON EXERCISE  REALIZED   EXERCISABLE    UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
                          -----------  --------   -----------    -------------     -----------  -------------
Solomon Dutka                 --          --        16,667           33,333          $12,500        $25,000
H. Arthur Bellows, Jr         --          --         6,667           63,333          $ 5,000        $10,000
Carl Ravitch                  --          --         6,667           13,333          $ 5,000        $10,000
Joel S. Klein                 --          --         8,333           66,667          $ 6,250        $12,500
Alan J. Ritter                --          --         3,333           11,667          $ 2,500        $ 5,000

---------------

(1) There were no stock appreciation right exercises during 1997 and no such rights were outstanding at December 31, 1997.

(2) The closing price of the Company's Common Stock as reported on the American Stock Exchange on December 31, 1997 was $2.75 per share. Value is calculated by multiplying (a) the difference between the closing price and the option price by (b) the number of shares of Common Stock underlying the option.

RETIREMENT AND OTHER BENEFIT PLANS

      Until December 31, 1996 the Company maintained a retirement plan covering only the former employees of Triangle (the "Triangle Plan"). Messrs. Bellows and Ritter were participants in the Triangle Plan. Effective January 1, 1997, the Triangle Plan was amended to, among other things, (i) change the name of the plan to the Audits & Surveys Worldwide, Inc. Account Balance Retirement Plan,
(ii)  include all  employees of the Company  completing  one year of service and
(iii) establish participant accounts which shall be credited each year with an amount equal to one and one half percent of the participant's plan compensation (as defined) and interest on the account balance at the rate applicable to 30 year U.S. Treasury securities.

      As of December 31, 1997, accounts for each of Dr. Dutka and Messrs. Ravitch and Klein had been credited with an initial contribution of $2,400
(1-1/2% of $160,000, the maximum allowable compensation). Accounts were established as of January 1, 1997 for Mr. Bellows of $483,791 and Mr. Ritter of $127,140 based on the lump-sum present value of the calculated benefits due to each of them pursuant to the Triangle Plan. Mr. Bellows' and Mr. Ritter's account balances as of December 31,1997 were $520,202 and $138,351, respectively.

DIRECTORS' COMPENSATION

      Each director who is not an employee of the Company receives an annual retainer of $12,000 plus $1,000 for each Board meeting attended and $1,000 for each committee meeting attended. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings or other Company business.

EMPLOYMENT AGREEMENTS

      The Company has entered into employment agreements with each of its Named Executive Officers. The employment agreement with Dr. Dutka, as amended on March 25, 1997, provides that he will be employed through March 24, 2002 at a salary of $400,000 per annum. At any time after March 1998, Dr. Dutka may elect to terminate his status as a full-time employee and become a consultant to the Company for the balance of the term of his employment agreement. In such event, Dr. Dutka would receive a consulting fee for his services in an amount equal to $200,000 per annum.

      The Company's employment agreements with Messrs. Bellows and Ravitch, as amended on March 25,1997 and June 30, 1997, provide that they will be employed through March 24, 2002 at annual salaries of $350,000 and $300,000, respectively. Mr. Klein's employment agreement with the Company provides for his employment through March 31, 2002 at a salary of $225,000 per annum. Mr. Ritter's employment agreement with the Company, as amended on June 30, 1997, provides for his employment through September 2002 at a salary of $160,000 per annum.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Messrs. Sol Young, Charles E. Bradley, Brian G. Dyson, Matthew Goldstein and William Newman served as members of the Compensation Committee during 1997. No member of the Compensation Committee (i) was, during 1997, an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries or (iii) had any relationship requiring disclosure by the Company pursuant to any paragraph of Item 404 of Regulation S-K promulgated by the SEC.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH ON PAGE 11 SHALL NOT BE INCORPORATED BY REFERENCE TO ANY SUCH FILINGS.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee is presently composed of Messrs. Sol Young, Charles E. Bradley, Brian G. Dyson, Matthew Goldstein and William Newman. The Compensation Committee makes all decisions relating to the compensation and granting of stock options for the executive officers of the Company.

      It is the philosophy of the Compensation Committee that compensation of executive officers should be closely aligned with the financial performance of the Company. This is particularly true since each of the Named Executive Officers has an employment agreement with the Company. Accordingly, benefits are provided through stock option incentives and bonuses which are generally consistent with the goal of coordinating the rewards to management with a maximization of stockholder return. In reviewing Company performance, consideration is given to the Company's earnings. Also taken into account are external economic factors that affect results of operations. An attempt is also made to maintain compensation within the range of that afforded like executive officers at companies whose size and business is comparable to that of the Company. In order to provide incentives to executive officers of the Company, from time to time in 1997 the Committee granted options to purchase 105,000 shares of stock to executive officers. Based on the Company's 1997 operating performance, financial results and condition, no bonuses were granted to the executive officers by the Compensation Commitee.

CEO COMPENSATION

      In the case of the Chief Executive Officer, the Compensation Committee evaluates the Company's mid and long range strategic planning and its implementation as well as the considerations impacting the compensation of executive officers generally which are described above. Based on the Company's 1997 operating performance, financial results and condition, no stock options or bonus were granted to Dr. Dutka by the Compensation Committee.

EXECUTIVE PAY DEDUCTION LIMITATION

      The Compensation Committee has not yet developed a policy with respect to amending pay policies or asking stockholders to vote on "pay for performance" plans in order to qualify compensation in excess of $1 million a year which might be paid to the five highest paid executives for federal tax deductibility. The Compensation Committee intends to continue to monitor this matter and will balance the interests of the Company in maintaining flexible incentive plans against the possible loss of a tax deduction should taxable compensation for any of the five highest paid executives exceed $1 million in future years.

      The foregoing report is approved by all members of the Compensation Committee.

                                                      Sol Young
                                                      Charles E. Bradley
                                                      Brian G. Dyson
                                                      Matthew Goldstein
                                                      William Newman

PERFORMANCE GRAPH

      Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock, the Amex Market Value Index, a peer group selected by the Company and the NASDAQ 100 Index. The graph assumes $100 invested on December 31, 1992 in Triangle's Common Stock and in each of the indices and that all dividends on stocks included in the two indices and in the stock of the peer group were reinvested. The peer group consists of the Company and five other companies in the market research industry: Market Facts, Inc., M/A/R/C, Inc., NFO Research, Inc., Opinion Research Corporation and Total Research Corporation during the period that their stock was publicly traded. The returns of each component company in the peer group have been weighted based on such company's relative market capitalization. The stockholder return shown on the graph below is not necessarily indicative of future performance.

                        AUDITS & SURVEYS WORLDWIDE, INC.


                               [GRAPHICS OMITTED]




























               COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURNS


--------------------------------------------------------------------------------
                      12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
--------------------------------------------------------------------------------
Audits & Surveys        $100       $41      $179      $90       $168      $154
Worldwide Inc.
--------------------------------------------------------------------------------
Peer Group              $100      $118      $137      $211      $290      $416
--------------------------------------------------------------------------------
Amex Market Value       $100      $120      $109      $137      $146      $171
Index
--------------------------------------------------------------------------------
Nasdaq 100 Index        $100      $120      $132      $199      $293      $361
--------------------------------------------------------------------------------

RELATED PARTY TRANSACTIONS

      Allen & Company Incorporated provides certain financial advisory services to the Company and in 1997 was paid a fee of $100,000 for such services. Robert
C. Miller, a director of the Company, is a Vice President and Director of Allen & Company Incorporated.


             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The  Board  of  Directors  of  the  Company  has  appointed,   subject  to
ratification by the stockholders, Deloitte & Touche LLP as the independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1998. This firm of auditors and its predecessors has audited the accounts of the Company and its subsidiaries for approximately five years. By virtue of the familiarity with the Company's affairs and their ability, the Board of Directors of the Company considers them best qualified to perform this important function. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement, if he desires to do so, and will be available to answer appropriate questions from stockholders.

      The Board of Directors of the Company recommends that stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP.

                              STOCKHOLDER PROPOSALS

      In order to be included in the proxy materials for the Company's next annual meeting of stockholders, stockholders' proposals must be received by the Company on or before January 4, 1999.

                                     GENERAL

      The accompanying proxy will be voted with respect to the matters described above in the manner directed therein. If no choice is specified, it will be voted FOR the election of the named nominees for directors and FOR the ratification of the appointment of the independent auditors.

      The Board of Directors does not know of any matters to come before the meeting other than those mentioned in this Proxy Statement. If any other matters which are not known to the Board of Directors should properly come before the meeting, the accompanying proxy will be voted on such matters in accordance with the judgment of the person or persons voting.


                                              By Order of the Board of Directors


                                                       Joel S. Klein
                                                         Secretary

New York, New York
Dated:  May 4, 1998

================================================================================
                                      PROXY

                        AUDITS & SURVEYS WORLDWIDE, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 10, 1998

            H. Arthur Bellows, Jr. and Joel S. Klein, and each of them, with full power of substitution, are hereby appointed proxies to vote all shares of common stock, par value $0.01 per share, of Audits & Surveys Worldwide, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Wednesday, June 10, 1998 at The Chase Manhattan Bank, N.A., 11th Floor, 270 Park Avenue (at 48th Street), New York, New York 10017, at 10:00 A.M., and any adjournments or postponements thereof.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
================================================================================

================================================================================
A   [X]     PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE.


ITEM 1
 ELECTION OF
 DIRECTORS


      FOR ALL        WITHHOLD FOR         NOMINEES: SOLOMON DUTKA
      NOMINEES       ALL NOMINEES                   H. ARTHUR BELLOWS, JR.
      LISTED         LISTED                         CARL RAVITCH
        [_]           [_]                           CHARLES E. BRADLEY
                                                    BRIAN G. DYSON
                                                    MATTHEW GOLDSTEIN
                                                    ROBERT C. MILLER
                                                    WILLIAM NEWMAN
                                                    JOSEPH T. PLUMMER
                                                    SOL YOUNG
                                                    WILLIAM ZEBEDEE




(INSTRUCTION: ONLY CHECK THE "WITHHOLD FOR ALL NOMINEES LISTED" BOX IF AUTHORITY TO VOTE FOR ALL NOMINEES IS WITHHELD. TO WITHHOLD ALL AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

____________________________________


                                                      FOR     AGAINST    ABSTAIN
ITEM 2: TO RATIFY THE APPOINTMENT OF DELOITTE         [_]       [_]        [_]
 & TOUCHE LLP AS THE COMPANY'S
 INDEPENDENT ACCOUNTANTS FOR THE YEAR 1998



ITEM 3: UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.




THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ITEM, THE SHARES WILL VOTED FOR ITEMS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER WHICH PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN.


                                                  I WILL ATTEND MEETING.  [_]



________________________     __________________________    DATED:_________, 1998
SIGNATURE OF STOCKHOLDER     SIGNATURE IF HELD JOINTLY

NOTE: PLEASE MARK AND DATE THE PROXY AND SIGN YOUR NAME AS IT APPEARS HEREON. IF EXECUTED BY A CORPORATION, A DULY AUTHORIZED OFFICER SHOULD SIGN. EXECUTORS, ADMINISTRATORS AND TRUSTEES SHOULD SO INDICATE WHEN SIGNING. IF SHARES ARE HELD JOINTLY EACH HOLDER SHOULD SIGN.